                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section240.14a-11(c) or Section240.14a-12

                              LIDAK PHARMACEUTICALS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                             LIDAK PHARMACEUTICALS
                       9393 TOWNE CENTRE DRIVE, SUITE 200
                          SAN DIEGO, CALIFORNIA 92121
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 20, 1998
                            ------------------------

     A Special Meeting of Shareholders of LIDAK Pharmaceuticals will be held at the offices of the Company at 9393 Towne Centre Drive, Suite 200, San Diego, California 92121 on November 20, 1998, at 1:30 p.m. for the following purposes:

          1. To consider and vote upon a proposal to amend Article I of the Company's Articles of Incorporation (the "Articles of Incorporation") to change the name of the Company.

          2. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on September 15, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof. Each of these shareholders is cordially invited to be present and vote at the meeting in person.

                                          By Order of the Board of Directors,

                                          /s/ GREGORY P. HANSON
                                          --------------------------------------
                                          GREGORY P. HANSON
                                          Secretary

San Diego, California
September 30, 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. THIS IS IMPORTANT BECAUSE A MAJORITY OF THE SHARES MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU SEND IN YOUR PROXY NOW.

                             LIDAK PHARMACEUTICALS
                       9393 TOWNE CENTRE DRIVE, SUITE 200
                          SAN DIEGO, CALIFORNIA 92121
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 20, 1998
                            ------------------------

                              GENERAL INFORMATION


     Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of LIDAK Pharmaceuticals, a California corporation (the "Company"), for use at a special meeting of the Company's shareholders (the "Shareholders") to be held at 9393 Towne Centre Drive, Suite 200, San Diego, California 92121 on November 20, 1998, at 1:30 p.m. (the "Special Meeting") for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Special Meeting. The mailing of this Proxy Statement and the accompanying form of proxy to the Shareholders is expected to commence on or about October 5, 1998.


     The shares represented by any proxy in the enclosed form will be voted in accordance with the instructions given on the proxy if the proxy is properly executed and is received by the Company prior to the close of voting at the Special Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted FOR the adoption of an amendment to Article I of the Company's Articles of Incorporation (the "Articles of Incorporation") to change the name of the Company to "Avanir Pharmaceuticals". A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the Special Meeting and votes in person.

     Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others ("record holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to record holders for distribution by them to their principals and to assist the Company in collecting or soliciting proxies from such holders. The costs of these services, exclusive of out-of-pocket costs, is not expected to exceed $10,000. Except as described above, the Company does not intend to solicit proxies other than by mail.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only holders of shares of the Company's Class A Common Stock ("Class A Shares") and the Company's Class B Common Stock ("Class B Shares") of record as at the close of business on September 15, 1998 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. On the Record Date, there were issued and outstanding 39,814,017 Class A Shares and 49,000 Class B Shares (collectively, the "Shares") (see Footnotes 4 and 5 to"Security Ownership of Certain Beneficial Owners and Management," below, for information on certain Class B Shares claimed to be owned by Dr. Katz). Each Class A Share is entitled to one vote and each Class B Share is entitled to five votes on all matters to be voted upon at the Special Meeting. The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Special Meeting and any continuation or adjournment thereof. Broker non-votes (i.e. shares held by a broker or nominee which are represented at the

Special Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular purpose) will be counted in determining whether a quorum is present at the Special Meeting. The proposal to amend the Articles of Incorporation in the enclosed proxy must be approved by the vote of a majority of the outstanding Shares. Any shares not voted (whether by abstention, broker non-votes or otherwise) will have the effect of a vote against the proposal.

     Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Special Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Special Meeting, or (iii) attendance at the Special Meeting and voting in person.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the Company's voting shares (Class A Shares and Class B Shares) as of September 15, 1998 by: (i) each director and named executive officer of the Company; (ii) all current executive officers and directors of the Company as a group; and (iii) each person or "group" of persons (as defined under Section 13(d)(3) of the Exchange Act) known by the Company to own beneficially five percent (5%) or more of the outstanding shares or voting power of the Company's voting securities. The table is based upon information supplied by directors, officers and principal shareholders. Unless otherwise indicated, each of the listed persons has sole voting and sole investment power with respect to the Shares beneficially owned, subject to community property laws where applicable.

                                                           AMOUNT AND                 PERCENT OF
                             NAME AND ADDRESS OF           NATURE OF                    TOTAL
                                  BENEFICIAL               BENEFICIAL    PERCENT OF     VOTING
   TITLE OF CLASS       OWNER OR IDENTITY OF GROUP(1)     OWNERSHIP(2)    CLASS(2)     POWER(3)
   --------------       -----------------------------     ------------   ----------   ----------
Class A Common Stock  David H. Katz(4)(5)                  3,441,193         8.18%       12.03%
Class B Common Stock                                         375,000        88.44%
Class A Common Stock  George P. Rutland(6)                   232,500            *            *
Class B Common Stock                                              --
Class A Common Stock  Edward L. Hennessy, Jr.(7)              60,000            *            *
Class B Common Stock                                              --
Class A Common Stock  Kenneth E. Olson(8)(9)                 223,400            *            *
Class B Common Stock                                          16,000        24.62%
Class A Common Stock  Stuart A. Samuels(10)                   45,000            *            *
Class B Common Stock                                              --
Class A Common Stock  Gerald J. Yakatan(11)                  252,895            *            *
Class B Common Stock                                              --
Class A Common Stock  Dennis J. Carlo(12)                     10,000            *            *
Class B Common Stock                                              --
Class A Common Stock  Michael W. George(13)                   10,000            *            *
Class B Common Stock                                              --
Class A Common Stock  Joseph E. Smith(14)                     10,000            *            *
Class B Common Stock                                              --
Class A Common Stock  Timothy R. Russell(15)                 205,553            *            *
Class B Common Stock                                              --
Class A Common Stock  James E. Berg(16)                      103,716            *            *
Class B Common Stock                                              --
Class A Common Stock  J. David Hansen(17)                         --            *            *
Class B Common Stock                                              --
Class A Common Stock  Gregory P. Hanson(18)                    1,500            *            *
Class B Common Stock                                              --
Class A Common Stock  All officers and Directors a group   4,595,757        10.72%       14.53%
Class B Common Stock  (thirteen persons)(19)(20)             391,000        88.86%

---------------
  *  Percentage of shares beneficially owned does not exceed 1%.

 (1) The address for all persons shown, except Dr. Katz, is c/o LIDAK Pharmaceuticals, 9393 Towne Centre Drive, Suite 200, San Diego, California 92121. The address for Dr. Katz is 1775 La Jolla Rancho Road, La Jolla, California 92037.

 (2) Based upon 39,814,017 shares of Class A Common Stock and 49,000 shares of Class B Common Stock outstanding as of September 15, 1998. The percentage ownership and voting power for each shareholder (or all directors and executive officers as a group), is calculated by assuming the exercise or conversion of all warrants, options and convertible securities exercisable or convertible within 60 days of September 15, 1998 held by such shareholder and the nonexercise and nonconversion of all other outstanding warrants, options and convertible securities. See Footnote 5, below.

 (3) Percentage of total voting power is based upon total cumulative voting power of Class A Common Stock and Class B Common Stock combined as of September 15, 1998. Each share of Class A Common Stock entitles the holder to one vote per share on matters to be voted on by shareholders; each share of Class B Common Stock entitles the holder to five votes per share on matters to be voted on by shareholders. The percentage ownership and voting power for each shareholder (or all directors and executive officers as a group), is calculated by assuming the exercise or conversion of all warrants, options and convertible securities exercisable or convertible within 60 days of September 15, 1998 held by such shareholder and the nonexercise and nonconversion of all other outstanding warrants, options and convertible securities.

 (4) Includes 1,196,003 shares of Class A Common Stock held by Dr. Katz and 2,000 shares held by his wife, options to purchase 1,827,000 shares of Class A Common Stock and 386,190 shares of Class A Common Stock issuable upon the exercise of Class D Warrants and options to purchase 30,000 shares of Class A Common Stock held by his wife. Does not include options to purchase 10,000 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.


      In Amendment No. 2 to Schedule 13D dated September 3, 1998 (the "Schedule 13D Amendment No. 2"), filed by Dr. Katz with the Securities and Exchange Commission (the "SEC"), Dr. Katz stated that he and his wife (collectively, the "Katz Parties") have entered into a Settlement and Rescission Agreement to settle certain litigation with Mitchell J. Stein, HealthMed, Inc. ("HealthMed"), National Trust Properties and the Trammel Trust (collectively, the "HealthMed Parties") relating to the Stock Purchase Agreement, the Purchase Rights Agreement, the Voting Trust Agreement, each dated January 12, 1998, between Dr. Katz and HealthMed, and the Promissory Note entered into between Dr. Katz and HealthMed on January 12, 1998 (collectively the "Katz Agreements") as described in Amendment No. 1 to Schedule 13D filed by Dr. Katz, dated March 27, 1998. Pursuant to the terms of the Settlement and Rescission Agreement ("Settlement Agreement") and related court order, the Katz Agreements have been rescinded in their entirety as between the parties. With regard to the impact of the Settlement Agreement on the Company's records, Dr. Katz has taken the position that one effect of the Settlement Agreement is that 234,000 shares of Common Stock (which had converted into Class A Common Stock at the date the Katz Agreements were executed by operation of the Company's Articles of Incorporation which require such conversion upon transfer of Class B Shares into trust) should be reinstated to Class B Shares. The Company has informed Dr. Katz that it disagrees with his claim that these Class A Shares should be reclassified to Class B Shares based on its interpretation of its Articles of Incorporation. These shares are referred below as the "Disputed Class A Shares." The Company understands that Dr. Katz may seek a judicial determination of his rights to Class B Shares (in lieu of the Disputed Class A Shares) under the Company's Articles of Incorporation. If Dr. Katz obtains such a determination in his favor in advance of the Special Meeting, the Company intends to provide to Dr. Katz the voting rights he would have enjoyed had he held these Class B Shares on the Record Date of the Special Meeting. The effect of a judicial determination in Dr. Katz' favor could increase his voting rights by as much as 936,000.



      Dr. Katz has further stated in his Amendment No. 3 to Schedule 13D dated September 18, 1998 ("Schedule 13D Amendment No. 3") that he is the beneficial owner of 3,264,096 Class A Shares and

      619,000 Class B Shares. Of that total, he states that he has the sole power to vote and dispose of 3,215,193 Class A Shares and 609,000 Class B Shares, and that his wife has the sole power to vote and dispose of 46,903 Class A Shares and 10,000 Class B Shares. The Schedule 13D Amendment No. 3 reports the 234,000 Disputed Class A Shares as Class B Shares in the number of Class B Shares Dr. Katz reports as beneficially owned. As discussed above, the Company treats these shares as outstanding shares of Class A Common Stock. Additionally, Dr. Katz' filing appears to include canceled options to purchase 40,000 and 14,952 shares of Class A Common Stock issued to Dr. Katz and his wife, respectively, and 10,000 canceled options to exercise Class B Common Stock issued to his wife. Such options have been canceled by the Company because the options were not exercised within the defined exercise period specified by the stock option plans following the termination dates of employment.



 (5) Includes options to purchase 375,000 Class B Shares granted under Dr. Katz' employment agreement. Dr. Katz has given notice to the Company of his intent to exercise these options. Dr. Katz agreed in July 1996 not to exercise these options until an adequate number of Class B Shares were available. The Company has informed Dr. Katz that it is not in a position to issue Dr. Katz such shares at the present time. The Company's ability to issue such shares in their entirety depends, in part, upon a number of factors, including resolution of the disagreement referenced in Footnote 4, above. The number set forth in the table assumes that such shares will be exercisable within 60 days of September 15, 1998.


 (6) Includes 222,500 shares of Class A Common Stock over which Mr. Rutland exercises sole voting and investment power, and options to purchase 10,000 Class A Shares. Does not include options to purchase 25,000 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

 (7) Includes 50,000 shares of Class A Common Stock and options to purchase 10,000 shares of Class A Common Stock. Does not include options to purchase 25,000 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

 (8) Includes 36,400 shares of Class A Common Stock and options to purchase 187,000 shares of Class A Common Stock. Does not include options to purchase 20,000 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

 (9) Includes 16,000 options to purchase shares of Class B Common Stock.

(10) Includes options to purchase 45,000 shares of Class A Common Stock. Does not include options to purchase 20,000 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

(11) Includes 20,000 shares of Class A Common Stock and options to purchase 232,895 shares of Class A Common Stock. Does not include options to purchase 207,105 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

(12) Includes options to purchase 10,000 shares of Class A Common Stock. Does not include options to purchase 25,000 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

(13) Includes options to purchase 10,000 shares of Class A Common Stock. Does not include options to purchase 25,000 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

(14) Includes options to purchase 10,000 shares of Class A Common Stock. Does not include options to purchase 25,000 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

(15) Includes 5,000 shares of Class A Common Stock and options to purchase 200,553 shares of Class A Common Stock. Does not include options to purchase 19,447 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

(16) Includes options to purchase 103,716 shares of Class A Common Stock. Does not include options to purchase 35,284 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

(17) Does not include options to purchase 100,000 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

(18) Includes 1,500 shares of Class A Common Stock. Does not include options to purchase 100,000 shares of Class A Common Stock which are not exercisable within 60 days of September 15, 1998.

(19) Includes 1,533,403 shares of Class A Common Stock, options to purchase 2,676,164 shares of Class A Common Stock and 386,190 shares issuable upon the exercise of Class D Warrants. Does not include 636,836 options to purchase Class A Common Stock not exercisable within 60 days of September 15, 1998.

(20) Includes options to purchase 391,000 shares of Class B Common Stock. See Footnote 5, above.

                                  PROPOSAL ONE

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY
                           (ITEM 1 ON THE PROXY CARD)

GENERAL

     On August 28, 1998, the Board approved, and recommended for adoption by shareholders at the Special Meeting, an amendment to Article 1 of the Articles of Incorporation to change the name of the Company to "Avanir Pharmaceuticals." For the reasons described below, the Board believes that it would be in the best interests of the Company and its shareholders to make such change to the name of the Company. To accomplish this name change, it is necessary to amend the applicable provision of the Articles of Incorporation.

PROPOSAL

     Significant changes have occurred in the Company's Board, executive management and product commercialization strategy. The Board believes that changing the name of the Company would reflect these significant changes and would be a positive component of its repositioning. After careful consideration and the advice of corporate name consultants, the Board believes that "Avanir Pharmaceuticals" would complement the Company's new organization and strategic emphasis.

     The change of the Company's name will not affect in any way the validity of currently outstanding stock certificates. Shareholders will not be required to surrender or exchange any stock certificates that they currently hold. However, the Company has reserved and will request that The Nasdaq Stock Market allow the Company to use a new ticker symbol "AVNR."

     The Board believes that the adoption of the proposed amendment to the Articles of Incorporation is in the best interests of the Company and its shareholders. Accordingly, the Board is proposing that Article 1 of the Articles of Incorporation be amended to change the name of the Company to "Avanir Pharmaceuticals."

     The full text of Article 1 of the Articles of Incorporation, is proposed to be amended as follows:

     "The name of this corporation is Avanir Pharmaceuticals."

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of the holders of a majority of the outstanding shares will be required to approve the amendment to Article 1 of the Company's Articles of Incorporation to change the name of the Company to Avanir Pharmaceuticals. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                 OTHER BUSINESS

     The Company knows of no other matters to be submitted at the Special Meeting. If any other matters are properly brought before the Special Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares that they represent in accordance with their judgment. In order for any shareholder to submit a proposal for other business to be acted upon at the Special Meeting, he or she must provide the Secretary of the Company with not less than ten (10) days' advance written notice thereof in the form prescribed by the Company's Bylaws.

     Each shareholder is urged to complete, date, sign and promptly return the enclosed proxy card.

                                          By Order of the Board of Directors

                                          /s/ GREGORY P. HANSON
                                          --------------------------------------
                                          GREGORY P. HANSON
                                          Secretary

San Diego, California

                              LIDAK PHARMACEUTICALS

                       9393 Towne Centre Drive, Suite 200
                           San Diego, California 92121


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby constitutes and appoints Gerald J. Yakatan, Ph.D. and Gregory P. Hanson, and each of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Shareholders of LIDAK Pharmaceuticals to be held at the offices of the Company at 9393 Towne Centre Drive, Suite 200, San Diego, California 92121, on November 20, 1998, at 1:30 p.m., local time, and at any adjournments thereof, and to vote as designated.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      YOUR VOTE IS IMPORTANT! PLEASE VOTE.

                           (Continued on reverse side)

BACK OF CARD


1.  AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

          Vote For ____         Vote Against ____        Abstain ____

and to vote on such other business as may properly come before the meeting

                                Dated:                                    , 1998


                                Signature of Shareholder(s)


                                Signature of Shareholder(s)

                                Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              THANK YOU FOR VOTING.